SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) August 25, 1999


                               DESIGNS, INC.
           (Exact name of registrant as specified in its charter)


 Delaware                  0-15898              04-2623104
 (State or other         (Commission          (IRS Employer
 jurisdiction of         File Number)      Identification No.)
 incorporation)


 66 B Street
 Needham, Massachusetts                                  02494
 (Address of principal executive offices)             (Zip Code)


                                 (781) 444-7222
              (Registrant's telephone number, including area code)


                                Not Applicable
       (Former name or former address, if changed since last report)



 ITEM 5.  OTHER EVENTS.

           On August 25, 1999, the Board of Directors of Designs, Inc., a Delaware corporation, rescheduled its 1999 Annual Meeting of Stockholders to Monday, October 4, 1999 at 11:00 a.m.



                                 SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

 Dated:  August 25, 1999


                               DESIGNS, INC.



                               By: /s/ Scott N. Semel
                                   ------------------------------
                               Name:   Scott N. Semel
                               Title:  Executive Vice President,
                                       General Counsel & Secretary